UBS Series Funds

Prospectus Supplement | September 10, 2019

Supplement to the Prospectus dated August 28, 2019.

Includes:

•  UBS Select Government Capital Fund

•  UBS Select Treasury Capital Fund

Dear Investor:

The purpose of this supplement is to announce the planned liquidation of UBS Select Government Capital Fund and UBS Select Treasury Capital Fund (the "Liquidating Funds") and update certain information contained in the Prospectus. UBS Financial Services Inc. intends to determine the date on which it will no longer offer the Liquidating Funds as sweep options, but it is expected that they will no longer be offered between mid-November and early-January 2020. The liquidation date will be on or about the same date as UBS Financial Services Inc. changes to the sweep options (the "Liquidation Date"), and, shortly after UBS Financial Services Inc. determines the date of the sweep changes, the Liquidating Funds will further supplement their Prospectus to reflect the Liquidation Date, which will be available online on the Liquidating Funds' website.

I. Liquidating Funds

The Board of Trustees of the Liquidating Funds (the "Board") has approved the liquidation of each Liquidating Fund pursuant to a Plan of Liquidation (the "Plan"). Accordingly, on the Liquidation Date shares of the Liquidating Funds will no longer be offered for purchase; all shares of each Liquidating Fund will be liquidated in accordance with the Plan on the Liquidation Date.

The Board has approved the determination not to continue the Liquidating Funds because the Liquidating Funds will no longer be offered as cash sweep options as a result of changes that UBS Financial Services Inc. will be making to its cash sweep offerings.

Suspension of sales. Shares of the Liquidating Funds will no longer be available for purchase effective shortly before the Liquidation Date.

Bulk exchange. On the Liquidation Date through bulk exchange transactions, UBS Financial Services Inc. intends to redeem its customers from the Liquidating Funds and transfer the proceeds from the redemptions to either deposit accounts at UBS Bank USA ("Bank USA") or to a money market fund, depending on the sweep program in which a particular client participates. Shareholders will be separately contacted by UBS Financial Services Inc. with additional information regarding the bulk exchange transactions. Shareholders who do not want their redemption proceeds so transferred need to notify their Financial Advisor shortly before the Liquidation Date, to discuss investment alternatives.

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Liquidation of assets. On the Liquidation Date, the Liquidating Funds will be liquidated and any assets of the Liquidating Funds not transferred as discussed above will be paid in cash to any shareholders remaining in the Liquidating Funds or invested in accordance with instructions previously agreed with an investor's Financial Advisor.

On or about the Liquidation Date, each Liquidating Fund will distribute pro rata to the Liquidating Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Liquidating Fund, after paying, or setting aside the amount to pay, any liabilities.

Redemptions prior to the liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the respective Liquidating Fund and receive the net asset value thereof, as provided in the Liquidating Fund's prospectus.

Certain tax information. If a shareholder remains invested in a Liquidating Fund as of the Liquidation Date, the shareholder's shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. Consistent with the rules governing government money market funds, each Liquidating Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that the Liquidating Fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event, in respect of which shareholders would recognize gain or loss (if any) equal to the amount received for their shares over their adjusted basis in such shares. Prior to the liquidation, each Liquidating Fund may make distributions of income and capital gains. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in a Liquidating Fund, deposit accounts at Bank USA or another money market fund. Shareholders who own shares of a Liquidating Fund in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

UBS Asset Management appreciated your investment in the Liquidating Funds. We encourage you to discuss investment alternatives with your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.